Exhibit 32.1
Certification of the Chief Executive Officer
Pursuant to Rule 18 U.S.C. Section 1350
In connection with the Annual Report on Form 10-K of Ryan Specialty Holdings, Inc. (the “Company”) for the period ended December 31, 2024, as filed with the U.S. Securities and Exchange Commission (the “Report”), I, Timothy W.
Turner, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities
Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 20, 2025	/s/ Timothy W. Turner
Timothy W. Turner
Chief Executive Officer